UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 28, 2007

Exact Name of Registrant as Specified in its Charter,
Commission	State of Incorporation, Address of Principal	I.R.S. Employer
File Number	Executive Offices and Telephone Number	Identification No.

1-7310	Michigan Consolidated Gas Company	38-0478040
(a Michigan corporation)
2000 2nd Avenue
Detroit, Michigan 48226-1279
313-235-4000
      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On June 28, 2007, the Board of Directors of Michigan Consolidated Gas Company, a subsidiary of DTE Energy Company (the “Company”), elected Gerardo Norcia as President and Chief Operating Officer of the Company, effective immediately.
Mr. Norcia, 44, joined DTE Energy Company in 2002 as President of DTE Gas Storage, Pipelines and Processing Company (an affiliate of the Company) and served as Executive Vice President of the Company since 2005. Mr. Norcia is responsible for all utility gas operations, and non-utility gas pipelines, processing and storage activities. Prior to joining DTE Energy, Mr. Norcia was Vice President of business development for Union Gas Limited.
For additional information, please see the Company’s press release dated July 2, 2007, attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits 99.1 Press Release dated July 2, 2007 issued by DTE Energy Company

SIGNATURES
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2007	MICHIGAN CONSOLIDATED GAS COMPANY (Registrant)
/s/ Sandra Kay Ennis
Sandra Kay Ennis
Corporate Secretary

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated July 2, 2007 issued by DTE Energy Company